                                                                   Exhibit 99.12


                        IN THE UNITED STATES BANKRUPTCY COURT

                               FOR THE DISTRICT OF DELAWARE


In re:                             )                        Chapter 11
                                   )
COVAD COMMUNICATIONS GROUP, INC.   )                   Case No. 01-10167-(JJF).
                                   )
                     Debtor.       )


                  ORDER PURSUANT TO (S) 1129 OF THE BANKRUPTCY
                   CODE CONFIRMING THE DEBTOR'S FIRST AMENDED
         CHAPTER 11 PLAN OF REORGANIZATION, AS MODIFIED (Docket No. 214)
         ---------------------------------------------------------------

         Covad Communications Group, Inc., the debtor and debtor in possession in the above-captioned chapter 11 case (the "Debtor"), having on August 15, 200l (the "Petition Date") filed a voluntary petition for relief under the provisions of Chapter 11 of Title 11 of the United States Code, 11 U.S.C. (S)(S) 101 et
                                                                          --
seq., as amended (the "Bankruptcy Code"); and having on October 15, 200l filed
---
its First Amended Plan of Reorganization (the "Plan"); and notice of filing of the Plan and the Disclosure Statement related thereto (the "Disclosure Statement") having been distributed by the Debtor on or about November 6, 200l to all persons that had claims against or filed proofs of claim prior to that date or held equity interests in the Debtor and forms of ballots in connection with the solicitation of votes to accept or reject the Plan; and an Affidavit of Pirzah Gordon Certifying Ballots Accepting and Rejecting the Plan, having been filed with this Court on December 10, 200l; and the Debtor having filed a First Amended Plan of Reorganization as Modified (the "Plan"), which is the subject of the Debtor's Motion for Order Approving Non-Material Modifications to First Amended Plan of Reorganization (the "Plan Modification Motion") with this Court on November 26, 200l; and the Court having entered an order dated November l5, 2001 (as amended, the "Disclosure Statement Order"), approving the Disclosure Statement, the Debtor's solicitation procedures with respect to the Plan, finding that the Disclosure Statement contained "adequate information" within the meaning of section 1125 of the Bankruptcy Code and that the Disclosure Statement complied with all applicable nonbankruptcy laws, rules and regulations concerning the adequacy of disclosure; and the Court having found that due notice of the hearing on the Disclosure Statement (the "Disclosure Statement Hearing") was provided in accordance with the Disclosure Statement Order and all applicable provisions of the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"); and the Court having further scheduled a hearing pursuant to Sections 1128 and 1129 of the Bankruptcy Code and Bankruptcy Rule 3017(c) to consider confirmation of the Plan (the "Confirmation Hearing"); and the Affidavits of Service of Pirzah Gordon of Bankruptcy Specialists, LLC, dated December 10, 2001, having been filed with this Court with respect to the mailing of notice of the Confirmation Hearing to all holders of claims against and equity interests in the Debtor in accordance with the Disclosure Statement Order; and the Proof(s) of Publication Notice having been or will have been filed with this Court with respect to the publication notice of the Confirmation Hearing; and the Court having considered the objections to confirmation (the "Objection") filed by GE Capital Corporation, Heller Financial, Inc. and Vernon Leasing, Inc. (the "Objectors"); and upon the record of the Confirmation Hearing and all of the affidavits and declarations filed, evidence adduced and arguments of counsel made at the Confirmation Hearing; and capitalized terms used and not defined herein after having the respective meanings ascribed to them in the Plan; and after due deliberation and sufficient cause appearing therefor, this Court hereby FINDS THAT:

     1. The Plan complies with all applicable provisions of the Bankruptcy Code, as required by section 1129(a)(1) of the Bankruptcy Code.

     2. The Plan has been duly accepted by the classes of creditors whose acceptance is required by law for confirmation of the Plan in accordance with the provisions of Sections 1126 and 1129 of the Bankruptcy Code.

     3. The Debtor, as the proponent of the Plan, has complied with all applicable provisions of the Bankruptcy Code, as required by section 1129(a)(2) of the Bankruptcy Code.

     4. The Plan has been proposed in good faith and not by any means forbidden by law, as required by section 1129(a)(3) of the Bankruptcy Code.

     5. As required by section 1129(a)(4) of the Bankruptcy Code, any payment made or to be made by the Debtor, or by a person issuing securities or acquiring property under the Plan, to professionals retained by the Debtor for services or for costs and expenses in or in connection with the Case, or in connection with the Plan and incident to the Case, have been approved by, or are subject to the approval of this Court as reasonable.

     6. As required by section 1129(a)(5) of the Bankruptcy Code, the Debtor, as the proponent of the Plan, has disclosed the identity and affiliations of all individuals proposed to serve, after confirmation of the Plan, as a director, officer or voting trustee of Reorganized Covad under the Plan. The appointment to, or continuance in, office of such individuals is consistent with the interests of creditors and equity security holders and with public policy. The Debtor, as the proponent of the Plan, has disclosed the identity of all executive officers that will be employed or retained by Reorganized Covad under the Plan and the nature of any compensation of such insiders.

     7. No governmental regulatory commission has jurisdiction, after confirmation of the Plan, over the rates of Reorganized Covad, and the Plan complies with section 1129(a)(6) of the Bankruptcy Code.

     8. As required by section 1129(a)(7) of the Bankruptcy Code, with respect to each impaired Class of Claims or Interests under the Plan, each Holder of a Claim or Interest of each such Class has accepted the Plan, or will receive or retain under the Plan on account of such Claim or Interest property of a value, as of the Effective Date, that is not less than the amount that such Holder would so receive or retain if the Debtor was liquidated under Chapter 7 of the Bankruptcy Code on such date.

     9. The Plan complies with section 1129(a)(9) of the Bankruptcy Code in that:

        a. With respect to any Claim for an administrative expense of the kind described in section 503(b) of the Bankruptcy Code, the Plan provides that such Claim is not impaired and further provides that the holder of such Claim will be paid by Reorganized Covad, on account of such Claim, Cash equal to the allowed amount of such Claim on the later of (i) the Effective Date and (ii) the date such Claim becomes an Allowed Claim; provided, however, that (1) such
                                          --------  -------
Holder may be treated on such less favorable terms as may be agreed to by such Holder, and (2) any such Claim representing liabilities incurred by the Debtor in the ordinary course of its business during the Case shall be paid by Reorganized Covad in accordance with the terms and conditions of the particular transactions and agreements relating thereto; and

          b. With respect to any Claim for a tax to the extent that it is entitled to priority in payment under section 507(a)(8) of the Bankruptcy Code, the Plan provides that such Claim is not impaired and further provides that the holder of such Claim that is an Allowed Claim (i) shall be paid in full by Reorganized Covad in Cash in full on the later of (1) the Effective Date and (2) the date such Claim becomes an Allowed Claim; or (ii) will be paid on account of its Allowed Claim on such other terms as have been or may be agreed to by such Holder and Reorganized Covad.

     10. The Plan has been accepted by at least one Class of impaired Claims, excluding votes cast by insiders, as required by section 1129(a)( 10) of the Bankruptcy Code.

     11. Confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of Reorganized Covad or any successor to the Debtor under the Plan, as required by section 1129(a)(11) of the Bankruptcy Code.

     12. All fees payable under 28 U.S.C. (S) 1930 have been paid or the Plan provides for the payment of all such fees on the Effective Date, as required by section 1129(a)(12) of the Bankruptcy Code.

     13. As required by section 1129(a)(13) of the Bankruptcy Code, any Claims against the Debtor for payment of any retiree benefits, as that term is defined in section 1114 of the Bankruptcy Code, are not impaired under the Plan.

     14. Claims in Classes 1, 3, 4, 5, 6, 7 and 10 are impaired under the Plan.

     15. Holders of Claims in Classes 1, 3, 4, 5, 6, 7 and 10 have voted to accept the Plan.

     16. The Plan provides adequate means for its implementation, as required by section 1123(a)(5) of the Bankruptcy Code.

     17. The Plan provides for the inclusion in the Debtor's certificate of incorporation of all provisions required by section 1123(a)(6) of the Bankruptcy Code. Covad's Certificate of Incorporation will be amended on the Effective Date to prohibit the issuance of non-voting equity securities and such amendment will not require stockholder approva1.

     18. The Debtor will have, upon the Effective Date, sufficient Cash to make all payments required to be made on the Effective Date pursuant to the terms of the Plan.

     19. It is not the principal purpose of the Plan to avoid taxes or the application of section 5 of the Securities Act of 1933, as amended.

     20. The SBC transactions which are contemplated by the Modification Motion:
(a) shall be consummated (and shall be deemed to be so consummated on a simultaneous basis) immediately prior to the consummation of the other transactions contemplated by the Plan to be consummated on the Effective Date and (b) constitute a "Conversion Event" under the Plan, by reason of which Holders of Class 3 Claims are entitled to Common Stock in Reorganized Covad, rather than Preferred Stock.

     21. The Termination Agreement and Mutual General Release between the Debtor and SBC dated as of November 12, 200l (the "Termination and Release Agreement") is a reasonable resolution of the disputes described therein. Entry into and consummation of the Termination and Release Agreement by the Debtor in conjunction with the other transactions contemplated thereunder, including without limitation the Credit Agreement and the New Resale

Agreement and SBC's payment to the Debtor of the Restructuring Fee (each as defined in the Termination and Release Agreement), constitute the sound business judgment of the Debtor and are fair and equitable to the Debtor, its estate and all parties in interest.

     Accordingly, it is hereby ORDERED, DETERMINED AND DECREED THAT:

                       Approval of Plan Modification Motion
                       -----------------------------------

     1. The Plan Modification Motion is granted. References to the "Plan" in the following Order shall refer to the Plan as modified by the Modification Motion.

     2. The modifications to the Plan as set forth in the Plan Modification Motion are non-material and are deemed accepted by all interested parties who have timely voted to accept the Plan.

                             Confirmation of the Plan
                             ------------------------

     3. Pursuant to section 1129 of the Bankruptcy Code, the Plan is hereby confirmed and the Debtor is authorized and directed to implement the Plan in accordance with the terms thereof and to take any and all actions contemplated to be taken by it under the Plan.

     4. The objections to confirmation of the Plan are overruled.

     5. The record of the Confirmation Hearing is hereby closed.

     6. In accordance with section 1141 of the Bankruptcy Code, the provisions of the Plan shall be binding upon the Debtor, Reorganized Covad, any person acquiring or receiving property under the Plan, any party to a contract with the Debtor, any lessor or lessee of property to or from the Debtor and any holder of a Claim against or an Interest in the Debtor, whether or not such Claim or Interest is impaired under the Plan and whether or not such holder has filed a proof of claim or has accepted the Plan.

     7. Except as otherwise expressly provided in the Plan or this Order, upon the occurrence of the Effective Date, the Debtor shall be discharged, effective immediately, from any claim and any "debt" (as that term is defined in section 101(12) of the Bankruptcy Code) that arose from any agreement of the Debtor entered into or obligation of the Debtor incurred before the Confirmation Date, or from any conduct of the Debtor prior to the Confirmation Date, or that otherwise arose before the Confirmation Date, including, without limitation, all interest accrued and expenses incurred, if any, on any such debts, whether such interest accrued or such expenses were incurred before or after the Filing Date, and including, without limitation, any liability of a kind specified in Sections 502(g), 502(h) and 502(i) of the Bankruptcy Code, and the Debtor's liability in respect thereof shall be extinguished completely, whether reduced to judgment or not, liquidated or unliquidated, contingent or noncontingent, asserted or unasserted, fixed or not, matured or unmatured, disputed or undisputed, legal or equitable, known or unknown, and regardless of whether or not a proof of claim was filed or is deemed filed under section 501 of the Bankruptcy Code, such Claim is allowed under section 502 of the Bankruptcy Code or the person holding such Claim has accepted the Plan. The discharge granted under this Order shall void any judgment obtained against the Debtor or Reorganized Covad at any time, to the extent that such judgment related to a discharged Claim. The Notes are deemed cancelled as of the Effective Date. Notwithstanding anything in the Plan to the contrary, (a) the discharge hereunder shall apply only to Covad, and (b) no discharge shall arise in the event Debtor is subsequently liquidated in this case. Furthermore, notwithstanding anything in the Plan to the contrary, the release and/or injunction provisions applicable to any of the Debtor's Professionals and/or the Committee's Professionals do not apply to causes of action, claims, liabilities, counterclaims and damages relating in any manner to such Professionals' gross negligence or willful misconduct.

     8. Except as otherwise expressly provided in the Plan or this Order, on the Effective Date, without any further action, Reorganized Covad will be vested with all of the property of the Debtor's Estate free and clear of all Claims, Liens and Interests and may operate its business and may use, acquire or dispose of the assets of the Debtor's Estate and Reorganized Covad free of any restrictions imposed by the Bankruptcy Code or by this Court.

     9. Except as otherwise expressly provided herein or in the Plan, the Debtor on behalf of itself and Reorganized Covad has retained and reserved all rights to commence and pursue, as appropriate, any and all Rights of Action, whether arising prior to or after the Petition Date, in any court or other tribunal, including, without limitation, in an adversary proceeding filed in the Cases. The failure to identify in the Disclosure Statement any potential or existing Right of Action generally or specifically does not limit the rights of the Debtor or Reorganized Covad to pursue any such action.

     10. Unless a Right of Action against any Person was expressly waived, relinquished, released, compromised or settled as provided or identified in the Plan or any Final Order, the Debtor on behalf of itself or Reorganized Covad has retained and reserved all Rights of Action for later adjudication and, therefore, no preclusion doctrine, including, without limitation, the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable or otherwise) or laches shall apply to such Rights of Action upon or after the confirmation or consummation of the Plan; provided, however, that any known Right of Action (a) against the Escrow Agent or any Holders of Note Claims on account of the Note Claim Escrow or the Notes or (b) any Note Holder or its agents in respect of the negotiation of the transactions which formed the basis of the Plan are expressly released. In addition, the Debtor on behalf of itself and Reorganized Covad has the right to pursue or adopt any claims alleged in any lawsuit in which the Debtor is a defendant.

     11. The Plan provisions governing Distributions, reserves and the procedures for resolving and treating Disputed Claims under the Plan are hereby approved and found to be fair and reasonable. Covad need not make Effective Date Distributions in respect of Class 1 or 3 Claims as to which Covad intends to file objections pursuant to the Plan.

     12. Upon the later of the Effective Date or the actual date of transfer, the transfers of assets by the Debtor contemplated by the Plan (including the transfer of assets held in the Noteholder Escrow) shall (a) be legal, valid and effective transfers of property, (b) vest or will vest in the transferee good title to such property free and clear of all Claims, Interests and Liens, except those provided for in the Plan or this Order, (c) do not or will not constitute fraudulent conveyances under any applicable law and (d) do not and will not subject the Debtor, Reorganized Covad or property so transferred to any liability by reason of such transfer under applicable law or any theory of law including, without limitation, any theory of successor or transferee liability.

     13. For the purpose of Distributions to Noteholders, the respective Indenture Trustees (the "Indenture Trustees") shall be deemed to be the sole holders of all Allowed Claims evidenced by the Notes under such Indentures (the "Indentures"). The Claim of each Indenture Trustee is allowed in full. Covad shall not be required to escrow Cash or Common Stock in respect of any Note Claims submitted by Noteholders partially duplicative of the proofs of Claim filed by the respective Indenture Trustees.

        14. All Distributions of Cash and Common Stock from Debtor, the Noteholder Escrow or any other source on account of such Allowed Claims shall be distributed in accordance with the terms of the Note Claim Escrow Agreement as therein directed including to the Indenture Trustees, for further distribution pursuant to the terms of the Indentures. The record date for determining Noteholders for purposes of Distributions by the Indenture Trustees shall be the date of execution of this Order. The provisions of the Indentures shall govern the method of delivery of Distributions and the holding of undeliverable Distributions. The fees and costs of the Indenture Trustees, including the fees and costs incurred, in effecting such Distributions to the Noteholders shall be paid under and in accordance with the terms of such Indentures from the Cash distributable under the Plan.

        15. Cash and Common Stock consideration payable on account of Notes shall be allocated among the various Note tranches as follows:

                a. The $256,782,701 Cash Consideration held in the Note Claim Escrow Account is allocated as follows:

   1998 Discount Notes             $    39,083,776      15.2%
   ----------------------------------------------------------
   1999 Reserve Notes              $    39,732,826      15.5%
   ----------------------------------------------------------
   2000 Senior Notes               $    83,254,130      32.4%
   ----------------------------------------------------------
   2000 Convertible Notes          $    94,711,969      36.9%
    ---------------------------------------------------------
   Total Cash Consideration        $    256,782,701    100.0%
   ----------------------------------------------------------

                 b. The interest income accrued on the Note Claim Escrow account, shall be distributed in accordance with the Note Claim Escrow Agreement's provisions for payment of interest upon the occurrence of a "Noteholder Entitlement Event" (as such term is defined in the Note Claim Escrow Agreement).

                 c. The cash held at Bank of New York in the 1999 Reserve Note Fund will be released to the benefit of the holders of the 1999 Reserve Notes.

            16. As soon as practical, each Indenture Trustee shall surrender to Reorganized Covad the original Note or Note(s) issued in the name of the Depository Trust Company, or its nominee, and honor in a custodial capacity by such Indenture Trustee.

            17. The rights and obligations of the Debtor under the Indentures will be deemed canceled pursuant to section 1123(a)(5) of the Bankruptcy Code on the Effective Date, except to the extent that any provisions of the Indentures or obligations of the Indenture Trustee are included in, or are incorporated by reference into the Plan or the Order confirming the Plan. Notwithstanding the cancellation of the Indentures, such cancellation will not impair the rights of the Noteholders to receive Distributions on account of such Notes under the Plan pursuant to and in accordance with the Indentures, and the Indentures will continue in effect to the extent necessary to allow the Distributions on account of the Notes in accordance with the Plan and to otherwise implement the Plan, and will continue to govern the relationship between the Noteholders and each Indenture Trustee; provided, however, that after the performance of the duties
                   --------  -------
of each Indenture Trustee required under the provisions of the Plan and this Confirmation Order, each Indenture Trustee, and its respective successors and assigns will be relieved of all obligations associated with the Indenture, and provided further, that nothing
                                               -------- -------
herein shall affect the charging lien of each Indenture Trustee or any of the provisions of the Indentures regarding the application of monies collected or method of payment of distributions to Noteholders.

                            Issuance of Common Stock
                            ------------------------

          18. Upon the closing of the SBC Transactions, the Debtor shall issue Common Stock, rather than Preferred Stock in respect of Class 3 Claims.

          19. In accordance with section 1145 of the Bankruptcy Code, the offer or issuance, sale, exchange or other transfer of shares of Common Stock, issued under the Plan are hereby exempt from the provisions of section 5 of the Securities Act of 1933, as amended, and any state or local law requiring registration for the offer or sale of a security or registration or licensing of the issuer, or an affiliate thereof, as an underwriter, broker or dealer in securities.

          20. Such shares of Common Stock shall be deemed to have been sold in a public offering and are freely transferable.

          21. Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of any security under the Plan or the making or delivery of any instrument of transfer pursuant to, in implementation of or as contemplated by the Plan or the revesting, transfer or sale of any real or personal property of the Debtor, Reorganized Covad or the Estate pursuant to, in implementation of or as contemplated by the Plan shall not be taxed under any federal, state or local law imposing a document recording tax, a conveyance fee, real estate transfer tax, intangibles or similar tax, mortgage tax, stamp tax, or similar tax or governmental assessment.

               22. All shares of Common Stock to be issued pursuant to the Plan shall be, upon such issuance, validly issued, fully paid and non-assessable. No fractional shares of Common Stock will be issued.

                   Releases, Exculpations, and Indemnification
                   -------------------------------------------

               23. On the Effective Date, the releases, exculpations, indemnifications and other provisions set forth in the Plan, the Release and Termination Agreement, and pursuant to the "Agreement Concerning Voting" executed by Noteholders prior to the Petition Date shall be effective and fully enforceable in accordance with their terms.

               24. Unless otherwise provided in the Plan or this Order, all injunctions and stays provided for in the Case pursuant to Sections 105 and 362 of the Bankruptcy Code or otherwise in effect on the Confirmation Date, shall remain in full force and effect until the Effective Date. Unless otherwise provided in the Plan or this Order, from and after the Effective Date, all persons are permanently enjoined from, and restrained against, commencing or continuing in any court any suit, action or other proceeding, or otherwise asserting any claim or interest, seeking to hold Reorganized Covad or the property of Reorganized Covad liable for any discharged claims.

                    Executory Contracts and Unexpired Leases
                    ----------------------------------------

               25. Notwithstanding anything in the Plan to the contrary, any discharge or injunction applies only to Covad (as opposed to "any Covad entity") and the discharge of Covad shall not apply in the event Covad is liquidated in conjunction with this Case. All executory contracts and unexpired leases shall be deemed rejected by Reorganized Covad on the Effective

Date unless such contracts or leases (a) were listed as to be assumed, on the Schedule of Assumed Contracts and Unexpired Leases attached to the Plan (the "Executory Contract Schedule") that was filed by the Debtor prior to the Confirmation Hearing; or (b) were expressly assumed prior to the Confirmation Date.

               26. If any party files an objection to the adequacy of the "cure" amount set forth in the Executory Contract Schedule, or an objection to the Debtor's characterization of the relevant contract or agreement as non-executory, this Court shall resolve such disputes at a hearing to be held on January 24, 2002 at 9:00 am.

               27. An Allowed Claim under an executory contract or an unexpired lease that has been rejected, if any, shall constitute a Class 3 Claim.

               28. All of the Debtor's right, title and interest in any contracts, leases or agreements entered into by the Debtor after the Petition Date, and/or not subject to assumption or rejection under Bankruptcy Code section 365, shall revest in Reorganized Covad, without further action.

                           Authority To Implement Plan
                           ---------------------------

               29. Reorganized Covad and each Subsidiary is hereby authorized and directed on or as soon as practicable following the Effective Date (a) to enter into all agreements and other instruments contemplated by or to be entered into pursuant to the Plan and its provisions including, without limitation, all of the Loan Documents and other documents, instruments, and agreements contemplated by the SBC Credit Agreement, the SBC Resale Agreement and Release Agreement, and the SBC Termination and Release, as well as any other agreements or instruments necessary or appropriate for effectuation of the Plan, (b) to take all acts necessary under the Note Claim Escrow Agreement and any other escrow holding collateral in respect of Notes or other assets payable to Noteholders under the Plan to cause the release of funds in accordance with such Agreement to the Indenture Trustees (including advising the Noteholder Escrow Agent that a "Noteholder Entitlement Event" has occurred), and (c) to make all other Distributions and establish all other escrows and reserves required by the Plan, and (d) to take all actions necessary or incidental to the accomplishment of the foregoing.

          30. In accordance with section 1142 of the Bankruptcy Code, the Debtor, Covad and any other person designated pursuant to the Plan is authorized, empowered and directed to execute, deliver, acknowledge, adopt, ratify, certify, file and record any document, and to take any other action necessary or appropriate to implement, consummate and otherwise effect the Plan in accordance with its terms in all material respects, and all such persons shall be bound by the terms and provisions of all documents executed and delivered by them in connection with the Plan.

          31. All persons holding Claims against and Interests in the Debtor that are dealt with under the Plan are hereby directed to execute, deliver, file and record any document, and to take any action necessary or appropriate to implement, consummate and otherwise effect the Plan in accordance with its terms in all material respects, and all such persons shall be bound by the terms and provisions of all documents executed and delivered by them in connection with the Plan.

          32. As soon as practical, each Indenture Trustee shall surrender to Reorganized Covad the original Note or Note(s) issued in the name of the depository trust company, or its nominee, and held in a custodial capacity by such Indenture Trustee.

                                  Miscellaneous
                                  -------------

          33. This Order shall be deemed to constitute all approvals and consents required, if any, by the laws, rules or regulations of any state or any other governmental authority with respect to the implementation or consummation of the Plan and any other documents, instruments or agreements (and any amendments or modifications thereto) and any other acts referred to in, or contemplated by, the Plan or the Disclosure Statement.

          34. The obligations of Reorganized Covad under the SBC Credit Agreement and the related documents shall be secured by valid, binding and enforceable liens on the collateral specified in the relevant security agreements.

          35. Except as otherwise provided in the Plan or this Order, on the Effective Date, any Lien securing any Secured Claim shall be deemed released, and the person holding such Secured Claim is hereby authorized and directed to release any collateral or other property of the Debtor (including without limitation, any cash collateral) held by such person and to take such actions as may be requested by Reorganized Covad or any lender or prospective lender of Reorganized Covad to evidence the release of such Lien, including, without limitation, the execution, delivery and filing or recording of such releases as may be requested by Reorganized Covad.

    36. The appropriate state or local governmental officials are hereby directed, upon the presentation of a copy of this Order, to terminate the filings evidencing any security interests against any property of the Debtor deemed released under the immediately preceding paragraph. This Court hereby retains jurisdiction to enforce the foregoing directions.

    37. Subject to further orders of the Court, at any time prior to the Effective Date, the Debtor or Reorganized Covad may apply to the Bankruptcy Court (a) to modify the Plan in accordance with section 1127 of the Bankruptcy Code, (b) to remedy defects or omissions in the Plan or to reconcile inconsistencies in the Plan or (c) to revoke and withdraw the Plan.

    38. The failure to reference or discuss any particular provision of the Plan in this Order shall have no effect on the validity, binding effect and enforceability of such provision and such provision shall have the same validity, binding effect and enforceability as every other provision of the Plan.

    39.    The Settlement Agreement and Release is hereby approved.

    40. All applications for Bankruptcy Code (S) 503(b) "substantial contribution" claims asserted by professionals and creditors, including those representing Holders of Note Claims, in accordance with the Plan, must be filed not later than sixty days following the Effective Date.

    41. If any or all of the provisions of this Order are hereafter modified, vacated or reversed by subsequent order of this or any other court, such reversal, modification or vacation shall not affect the validity of the acts or obligations incurred or undertaken under or in connection with the Plan prior to the Debtor's receipt of written notice of any such order, nor shall such reversal, modification or vacation of this Order affect the validity or enforceability of such act or such obligations. Notwithstanding any reversal, modification or vacation of this Order, any such act or obligation incurred or undertaken pursuant to and in reliance on this Order prior to the Effective Date of such reversal, modification or vacation shall be governed in all respects by the provisions of this Order and the Plan and all documents, instruments and agreements related thereto or any amendments or modifications thereto.

    42. Promptly after entry of this Order, the Debtor shall cause a notice of this Order to be mailed to all known creditors and other parties in interest.

    43. This Court hereby retains jurisdiction over the Case to the full extent provided for in Article 14 of the Plan.

    44. The provisions of Rules 3020(e) and 7062 of the Federal Rules of Bankruptcy Procedure shall not apply, and this Order shall take effect immediately and shall not be stayed.

Dated: December 13, 2001

                                                 /s/ Joseph J, Farnan Jr.
                                                 ------------------------------
                                                 Joseph J, Farnan Jr.
                                                 United States Bankruptcy Judge